SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 6, 2002
Date of Report (Date of earliest event reported)

Mobile Mini, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7420 South Kyrene Road, Suite 101 Tempe, Arizona		85283

(Address of principal executive offices)		(Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5.   Other Events.

         On May 6, 2002, at 4:06 p.m. Eastern time, Mobile Mini, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2002. The press release along with unaudited supplemental data is provided as an exhibit hereto.

Item 7.   Financial Statements and Exhibits.

(c)	Exhibit 99.1 Press Release dated May 6, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.

Date: May 7, 2002	By:	/s/ Lawrence Trachtenberg

Lawrence Trachtenberg Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 6, 2002